SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   January 18, 2000
                                                --------------------------------



                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



        Delaware                     333-76801                  52-1495132
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)



343 Thornall Street,  Edison,  New Jersey                            08837
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (732) 205-0600
                                                   -----------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.       Other Events
              ------------

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Donaldson, Lufkin & Jenrette Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99) Computational Materials prepared by Donaldson, Lufkin & Jenrette Securities Corporation in connection with Chase Mortgage Finance Corporation, Multi-Class
                                                Mortgage Pass-Through
                                                Certificates, Series 2000-S2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



February 17, 2000
-----------------
                                   /s/ Eileen Lindblom
                                   --------------------------------------

                                   Name:  Eileen Lindblom
                                   Title:  Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99)              Computational Materials prepared by                   (P)
                  Donaldson, Lufkin & Jenrette Securities
                  Corporation in connection with Chase
                  Mortgage Finance Corporation, Multi-Class
                  Mortgage Pass-Through Certificates,
                  Series 2000-S2